EXHIBIT 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Harold's Stores, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended February 3, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 27, 2007                  /s/ Jodi L. Taylor
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                                       Jodi L. Taylor
                                       Chief Financial Officer